SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 13, 2005

                            CANAL CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       2-96666                 51-0102492
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
        Incorporation)                                       Identification No.)

                      490 Wheeler Road, Hauppauge, NY 11788
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 234-0140

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

(This document contains 2 pages)

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Item 8.01 Other Events

On June 13, 2005, the Company sold approximately 25 acres of land located in Sioux City, Iowa (formerly used by the Company for stockyard operations) for One Million ($1,000,000) Dollars. This was a cash sale which generated operating income of approximately Four Hundred Thousand ($400,000) Dollars and will be included in the Company's third quarter operating results.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Canal Capital Corporation
                                                 Registrant


                                         /s/ Reginald Schauder
                                         ---------------------------------
                                         Reginald Schauder
                                         Chief Financial Officer
                                           Secretary and Treasurer

Date: June 23, 2005


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